UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56272	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 8.01	Other Events.

Payment of Distributions

On November 16, 2021, the board of directors (the “Board”) of Procaccianti Hotel REIT, Inc. (the “Company”) authorized the payment of distributions out of legally available funds with respect to each share of Class K common stock (“K Share”), Class K-I common stock (“K-I Share”) and Class K-T common stock (“K-T Share”) outstanding as of March 31, 2021, June 30, 2021 and September 30, 2021, to the holders of record of K Shares, K-I Shares and K-T Shares as of the close of business on November 17, 2021, as detailed below.

With respect to the K Shares, K-I Shares and K-T Shares outstanding as of and during the quarter ended March 31, 2021, the cumulative amount of distributions that had accrued on a daily basis with respect to each K Share, K-I Share and K-T Share outstanding since December 31, 2020, was $628,344, $131,938, and $8,245, respectively (the “Q1 K Share Accrual,” the “Q1 K-I Share Accrual” and the “Q1 K-T Share Accrual,” respectively), or $0.0019178082 per K Share per day, $0.0019178082 per K-I Share per day, and $0.0019178082 per K-T Share per day, which reflects an accrual rate of seven percent per annum for each share class under the Company’s charter. The Board authorized the payment of distributions in an aggregate amount equal to the Q1 K Share Accrual, Q1 K-I Share Accrual and Q1 K-T Share Accrual.

With respect to the K Shares, K-I Shares and K-T Shares outstanding as of and during the quarter ended June 30, 2021, the cumulative amount of distributions that had accrued on a daily basis with respect to each K Share, K-I Share and K-T Share outstanding since March 31, 2021, was $656,539, $176,474, and $8,960, respectively (the “Q2 K Share Accrual,” the “Q2 K-I Share Accrual” and the “Q2 K-T Share Accrual,” respectively), or $0.0019178082 per K Share per day, $0.0019178082 per K-I Share per day, and $0.0019178082 per K-T Share per day, which reflects an accrual rate of seven percent per annum for each share class under the Company’s charter. The Board authorized the payment of distributions in an aggregate amount equal to the Q2 K Share Accrual, Q2 K-I Share Accrual and Q2 K-T Share Accrual.

With respect to the K Shares, K-I Shares and K-T Shares outstanding as of and during the quarter ended September 30, 2021, the cumulative amount of distributions that had accrued on a daily basis with respect to each K Share, K-I Share and K-T Share outstanding since June 30, 2021, was $691,713, $217,307, and $10,526, respectively (the “Q3 K Share Accrual,” the “Q3 K-I Share Accrual” and the “Q3 K-T Share Accrual,” respectively), or $0.0019178082 per K Share per day, $0.0019178082 per K-I Share per day, and $0.0019178082 per K-T Share per day, which reflects an accrual rate of seven percent per annum for each share class under the Company’s charter. The Board authorized the payment of distributions in an aggregate amount equal to the Q3 K Share Accrual, Q3 K-I Share Accrual and Q3 K-T Share Accrual.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: November 17, 2021	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer